UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2020

AKEBIA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 871-2098

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.     Material Modification to Rights of Security Holders.

On June 5, 2020, Akebia Therapeutics, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Ninth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to increase the number of authorized shares of its common stock, par value $0.00001 per share (“Common Stock”), from 175,000,000 to 350,000,000. As referenced below, the Company’s stockholders approved the Certificate of Amendment at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 5, 2020. The Company’s Board of Directors (the “Board”) had previously approved the Certificate of Amendment, subject to stockholder approval.

The foregoing description of the Certificate of Amendment is a summary only and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 5, 2020. The stockholders (i) elected three Class III directors to the Board to serve until the 2023 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal; (ii) approved the Certificate of Amendment to increase the number of authorized shares of Common Stock from 175,000,000 to 350,000,000; (iii) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; (iv) approved, on a non-binding, advisory basis, an annual advisory vote on executive compensation; and (v) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

(i) The Class III directors elected to the Board, as well as the number of votes for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below:

Director	Votes For	Votes Withheld	Broker Non-Votes
Adrian Adams	79,418,501	11,551,241	20,223,043
Maxine Gowen, Ph.D.	79,501,369	11,468,373	20,223,043
Michael Rogers	79,876,241	11,093,501	20,223,043

(ii) The proposal to approve the Certificate of Amendment to increase the number of authorized shares of Common Stock from 175,000,000 to 350,000,000 received the following votes:

Votes For:	104,285,773
Votes Against:	6,744,093
Abstentions:	162,919

(iii) The advisory vote on executive compensation received the following votes:

Votes For:	86,399,013
Votes Against:	4,185,752
Abstentions:	384,977
Broker Non-Votes	20,223,043

(iv) The advisory vote on the frequency of the advisory vote on executive compensation received the following votes:

1 Year:	88,333,537
2 Years:	186,734
3 Years:	2,102,430

Abstentions:	347,041
Broker Non-Votes	20,223,043

Based on the results of the vote, and consistent with the Board’s recommendation to stockholders, the Board has determined to hold a non-binding advisory vote on executive compensation annually until the next required non-binding advisory vote on the frequency of holding future votes regarding the compensation of the Company’s named executive officers.

(v) The proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 received the following votes:

Votes For:	107,855,430
Votes Against:	469,237
Abstentions:	2,868,118

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Ninth Amended and Restated Certificate of Incorporation of Akebia Therapeutics, Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: June 9, 2020	By:	/s/ John P. Butler
	Name:	John P. Butler
	Title:	President and Chief Executive Officer